                                                                   EXHIBIT 10.11

                             MASTER LEASE AGREEMENT
                                    (Quasi)
                  dated as of SEPTEMBER 14, 2000 ("Agreement")


       THIS AGREEMENT is between GENERAL ELECTRIC CAPITAL CORPORATION its successors and assigns, if any ("LESSOR") and VIROLOGIC, INC. ("LESSEE"). Lessor has an office at 401 MERRITT 7, 2ND FLOOR, NORWALK, CT 06856. Lessee is a corporation organized and existing under the laws of the State of CALIFORNIA. Lessee's mailing address and chief place of business is 270 EAST GRAND AVENUE, SOUTH SAN FRANCISCO, CA 94080. This Agreement contains the general terms that apply to the leasing of Equipment from Lessor to Lessee. Additional terms that apply to the Equipment (term, rent, options, etc.) shall be contained on a schedule ("SCHEDULE").

1.     LEASING:

       (a) Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("EQUIPMENT") described in any Schedule signed by both parties.

       (b) Lessee shall purchase Equipment from the manufacturer or supplier ("SUPPLIER") and sell the Equipment to Lessor. Lessor shall lease it to Lessee if on or before the Last Delivery Date (specified in the Schedule) Lessor receives (i) a Schedule for the Equipment, (ii) evidence of insurance which complies with the requirements of Section 8, and (iii) such other documents as Lessor may reasonably request. Each of the documents required above must be in form and substance satisfactory to Lessor. Once the Schedule is signed, the Lessee may not cancel the Schedule.

2.     TERM, RENT AND PAYMENT:

       (a) The rent payable for the Equipment and Lessee's right to use the Equipment shall begin on the earlier of (i) the date when the Lessee signs the Schedule and accepts the Equipment or (ii) when Lessee has accepted the Equipment under a Certificate of Acceptance ("LEASE COMMENCEMENT DATE"). The term of this Agreement shall be the period specified in the applicable Schedule. The word "term" shall include all basic and any renewal terms.

       (b) Lessee shall pay rent to Lessor at its address stated above, except as otherwise directed by Lessor. Rent payments shall be in the amount set forth in, and due as stated in the applicable Schedule. If any Advance Rent (as stated in the Schedule) is payable, it shall be due when the Lessee signs the Schedule. Advance Rent shall be applied to the first rent payment and the balance, if any, to the final rent payment(s) under such Schedule. In no event shall any Advance Rent or any other rent payments be refunded to Lessee. If rent is not paid within ten (10) days of its due date, Lessee agrees to pay a late charge of five cents ($.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

       (c) Lessor shall not disturb Lessee's quiet enjoyment of the Equipment during the term of the Agreement unless a default has occurred and is continuing under this Agreement.

3.     TAXES:

       (a) If permitted by law, Lessee shall report and pay promptly all taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rents or receipts hereunder), or any Schedule, Lessor (as a result of this Agreement, Schedule or the Equipment) Lessee by any governmental entity or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (collectively "TAXES"). Lessee shall have no liability for Taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall promptly reimburse Lessor (on an after tax basis) for any Taxes charged to or assessed against Lessor. Lessee shall send Lessor a copy of each report or return and evidence of Lessees payment of Taxes upon request.

       (b) Lessee's obligations, and Lessor's rights and priviledges, contained in this Section 3 shall survive the expiration or other termination of this Agreement.

4.     REPORTS:

       (a) If any tax or other lien shall attach to any Equipment, Lessee will notify Lessor in writing, within ten (10) days after Lessee becomes aware of the tax or lien. The notice shall include the full particulars of the tax or lien and the location of such Equipment on the date of the notice.

       (b) If Lessee is not timely filing Forms 10-K and 10-Q with the Securities and Exchange Commission, Lessee will deliver to Lessor Lessee's complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Lessee. If Lessee is not timely filing Forms 10-K and 10-Q with the Securities and Exchange Commission, and if Lessor requests, Lessee will deliver to Lessor copies of Lessee's quarterly financial report certified by the chief financial officer of Lessee, within ninety (90) days of the close of each fiscal quarter of Lessee. Lessee will deliver to Lessor all Forms 10-K and 10-Q, if any, filed with the Securities and Exchange Commission within thirty (30) days after the date on which they are filed.

       (c) Lessor may inspect any Equipment during normal business hours after giving Lessee reasonable prior notice.

       (d) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule) and will give Lessor prior written notice of any relocation of Equipment. If Lessor requests, Lessee will promptly notify Lessor in writing of the location of any Equipment.

       (e) If any Equipment is lost or damaged (where the estimated repair costs would exceed the greater of ten percent (10%) of the original Equipment cost or ten thousand and 00/100 dollars ($10,000)), or is otherwise involved in an accident causing personal injury or property damage, Lessee will promptly and fully report the event to Lessor in writing.

5.     DELIVERY, USE AND OPERATION:

       (a) All Equipment shall be shipped directly from the Supplier to Lessee.

       (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and to a manner complying with all applicable laws, regulations and insurance policies, and Lessee shall not discontinue use of the Equipment.

       (c) Lessee will not move any equipment from the location specified on the Schedule, without the prior written consent of Lessor.

       (d) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor.

       (e) Lessor shall not disturb Lessees quiet enjoyment of the Equipment during the term of the Agreement unless a default has occurred and is continuing under this Agreement.

6.     MAINTENANCE:

       (a) Lessee will, at its sole expense, maintain each unit of Equipment to good operating order and repair, normal wear and tear excepted. The Lessee shall also maintain the Equipment in accordance with manufacturers recommendations. Lessee shall make all alterations or modifications required to comply with any applicable law, rule or regulation during the term of this Agreement. If Lessor requests, Lessee shall affix plates, tags or other identifying labels showing ownership thereof by Lessee and Lessor's security interest therein. The tags or labels shall be placed in a prominent position on each unit of Equipment.

       (b) Lessee will not attach or install anything on the Equipment that will impair the originally intended function or use of such Equipment without the prior written consent of Lessor. All additions, parts, supplies, accessories, and equipment ("ADDITIONS") furnished or attached to any Equipment that are not readily removable shall become subject to the lien of Lessor. All Additions shall be made only in compliance with applicable law. Lessee will not attach or install any Equipment to or in any other personal or real property without the prior written consent of Lessor.

7. STIPULATED LOSS VALUE: If for any reason any unit of Equipment becomes worn out, lost, stolen, destroyed, irreparably damaged or unusable ("CASUALTY OCCURRENCES") Lessee shall promptly and fully notify Lessor in writing. On the Payment Date (defined below) Lessee shall pay Lessor the sum of (i) the Stipulated Loss Value (see Schedule) of the affected unit determined as of the rent payment date prior to the Casualty Occurrence; and (ii) all rent and other amounts which are then due under this Agreement on the Payment Date (defined below) for the affected unit. The Payment Date shall be the next rent payment date after the Casualty Occurrence. Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate.

8.     INSURANCE:

       (a) Lessee shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to Lessee.

       (b) Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may reasonably require. All such policies shall be with companies, and on terms, reasonably satisfactory to Lessor. The insurance shall include coverage for damage to or loss of the Equipment, liability for personal injuries, death or property damage. Lessor shall be named as additional insured with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. The insurance shall provide for liability coverage in an amount equal to at least ONE MILLION U.S. DOLLARS ($1,000,000.00) total liability per occurrence, unless otherwise stated to any Schedule. The casualty/property damage coverage shall be in an amount equal to the higher of the Stipulated Loss value or the full depreciated replacement cost of the Equipment. No insurance shall be subject to any co-insurance clause. The insurance policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days written notice to Lessor. Lessee agrees to deliver to Lessor evidence of insurance reasonably satisfactory to Lessor.

       (c) Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Lessor shall not act as Lessees attorney-in-fact unless Lessee is in default. Lessee shall pay any reasonable expenses of Lessor in adjusting or collecting insurance. Lessee will not make adjustments with insurers except with respect to claims for damage to any unit of Equipment where the repair costs are less than the lesser of ten percent (10%) of the original Equipment cost or ten thousand and 00/100 dollars ($10,000). Unless a default has occurred and is continuing hereunder, Lessee may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or (ii) satisfy any obligation of Lessee to Lessor under this Agreement.

9.     RETURN OF EQUIPMENT:

       (a) At the expiration or termination of this Agreement or any Schedule, Lessee shall perform any testing and repairs required to place the units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for the original intended purpose of the Equipment. If required the units of Equipment shall be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is reasonably satisfactory to Lessor. Lessee shall remove installed markings that are not necessary for the operation, maintenance or repair of the Equipment. All Equipment will be cleaned, cosmetically acceptable, and in such condition as to be immediately installed into use in a similar environment for which the Equipment was originally intended to be used. All waste material and fluid must be removed from the Equipment and disposed of in accordance with then current waste disposal laws. Lessee shall return the units of Equipment to a location within the continental United States as Lessor shall direct. Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment. The transit insurance must name Lessor as the loss payee. The Lessee shall pay for all costs to comply with this section (a).

       (b) Until Lessee has fully complied with the requirements of Section 9(a) above, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the lease term. After expiration or termination of the lease term Lessor may terminate the Lessee's right to use the Equipment upon ten (10) days notice to Lessee.

       (c) Unless Lessee exercises its end of lease purchase option contained in
Section 19 below, upon expiration or termination of the lease term, Lessee shall provide to Lessor a detailed inventory of all components of the Equipment including model and serial numbers, and Lessee shall also provide an up-to-date copy of all other documentation pertaining to the Equipment. Unless Lessee exercises its end of lease purchase option contained in Section 19 below All service manuals, blue prints, process flow diagrams, operating manuals, inventory and maintenance records shall be given to Lessor at least ninety (90) days and not more than one hundred twenty (120) days prior to lease termination.

       (d) Unless Lessee exercises its end of lease purchase option contained in
Section 19 below Lessee shall make the Equipment available for on-site operational inspections by potential purchasers at least one hundred twenty
(120) days prior to and continuing up to lease termination. Lessor shall provide Lessee with reasonable notice prior to any inspection. Lessee shall provide personnel, power and other requirements necessary to demonstrate electrical, hydraulic and mechanical systems for each item of Equipment.

10.    DEFAULT AND REMEDIES:

       (a) Lessor may in writing declare this Agreement in default if: (i) Lessee breaches its obligation to pay rent or any other sum when due and payable hereunder and fails to cure the breach within ten (10) days; (ii) Lessee breaches any of its insurance obligations under Section 8; (iii) Lessee breaches any of its other obligations hereunder and fails to cure that breach within thirty (30) days after written notice from Lessor, (iv) any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect when made, (v) Lessee or any guarantor or other obligor for the Lessee's obligations hereunder ("GUARANTOR") becomes insolvent or ceases to do business as a going concern, (vi) any Equipment is illegally used; (vii) if Lessee or any Guarantor is a natural person, any death or incompetency of Lessee or such Guarantor; or (viii) a petition is filed by or against Lessee or any Guarantor under any bankruptcy or insolvency laws and in the event of an involuntary petition, the petition is not dismissed within forty-five (45) days of the filing date. The default declaration shall apply to all Schedules unless specifically excepted by Lessor.

       (b) After a default, at the request of Lessor, Lessee shall comply with the provisions of Section 9(a). Lessee hereby authorizes Lessor to peacefully enter any premises where any Equipment may be and take possession of the Equipment. Lessee shall immediately pay to Lessor without further demand as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated as of the rent payment date prior to the declaration of default), and all rents and other sums then due under this Agreement and all Schedules. Lessor may terminate this Agreement as to any or all of the Equipment. A termination shall occur only upon written notice by Lessor to Lessee and only as to the units of Equipment specified in any such notice. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale. Lessor may also, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment. Lessor may use Lessee's premises for a reasonable period of time for any or all of the purposes stated above without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (i) to pay all of Lessor's reasonable costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment, then, (ii) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee under this Agreement, then (iii) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and then (iv) to Lessee, if there exists any surplus. Lessee shall immediately pay any deficiency in (i) and
(ii) above.

       (c) The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Lessee shall pay Lessor's actual reasonable attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

       (d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

11. ASSIGNMENT: LESSEE SHALL NOT SELL, TRANSFER, ASSIGN, ENCUMBER OR SUBLET ANY EQUIPMENT OR THE INTEREST OF LESSEE IN THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Lessor may, without the consent of Lessee, assign this Agreement, any Schedule or the right to enter into a Schedule. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all rent and all other amounts payable under any assigned Schedule to such assignee or as instructed by Lessor. Lessee also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

12. NET LEASE: Lessee is unconditionally obligated to pay all rent and other amounts due for the entire lease term no matter what happens, even if the Equipment is damaged or destroyed, if it is defective or if Lessee no longer can use it. Lessee is not entitled to reduce or set-off against rent or other amounts due to Lessor or to anyone to whom Lessor assigns this Agreement or any Schedule whether Lessees clam arises out of this Agreement, any Schedule, any statement by Lessor, Lessors liability or any manufacturers liability, strict liability, negligence or otherwise.

13.    INDEMNIFICATION:

       (a) Lessee hereby agrees to indemnify Lessor, its agents, employees, successors and assigns (on an after tax basis) from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including reasonable legal expenses, of whatsoever kind and nature arising out of or relating to the Equipment or this Agreement, except to the extent the losses, damages, penalties, injuries, claims, actions, suits or expenses result from Lessors gross negligence or willful misconduct ("CLAIMS"). This indemnity shall include, but is not limited to, Lessor's strict liability in tort and Claims, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment at the time of redelivery to Lessor that is sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

       (b) All of Lessor's rights, privileges and indemnities contained in this
Section 13 shall survive the expiration or other termination of this Agreement. The rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

14. DISCLAIMER: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED UNDER THIS AGREEMENT OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be done by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following: (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) of the Equipment, or any other circumstance in connection with the Equipment, (ii) the use, operation or performance of any Equipment or any risks relating to it; (iii) any interruption of service, loss of business or anticipated profits or consequential damages, or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Agreement, Lessee shall be, and hereby is, authorized during the term of this Agreement to assert and enforce, whatever claims and rights Lessor may have against any Supplier of the Equipment at Lessee's sole cost and expense, in the name of and for the account of Lessor and/or Lessee, as their interests may appear.

15. REPRESENTATIONS AND WARRANTIES OF LESSEE: Lessee makes each of the following representations and warranties to Lessor on the date hereof and on the date of execution of each Schedule:

       (a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "DOCUMENTS"). Lessee is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdictions) where the Equipment is or is to be located.

       (b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

       (c) No approval, consent or withholding of objections is required from any governmental authority or entity with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

       (d) The entry into and performance by Lessee of the Documents will not:
(i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Certificate of Incorporation or bylaws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

       (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which if decided against Lessee will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement.

       (f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property.

       (g) Each financial statement delivered to Lessor has been prepared in accordance with generally accepted accounting principles consistently applied except in the case of unaudited financial statements, for the absence of footnotes. Since the date of the most recent financial statement, there has been no material adverse change in the business, operations or condition (financial or otherwise) of the Lessee.

       (h) Lessee is and will be at all times validly existing and in good standing under the laws of the State of its incorporation (specified in the first sentence of this Agreement).

       (i) The Equipment will at all times be used for commercial or business purposes.

16.    OWNERSHIP FOR TAX PURPOSES, GRANT OF SECURITY INTEREST; USURY SAVINGS:

       (a) For income tax purposes, the parties hereto agree that it is their mutual intention that Lessee shall be considered the owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its federal income tax return, and (iii) not to claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position inconsistent with the foregoing sentence to the extent such a position is required by law or is taken through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment.

       (b) Lessee hereby grants to Lessor a first security interest in the Equipment, together with all additions, attachments, accessions, accessories and accessions thereto whether or not furnished by the Supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds of the property in and against which a security interest is granted hereunder. Notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent that Lessor asserts a purchase money security interest in any items of Equipment ("PMSI EQUIPMENT"):
(i) the PMSI Equipment shall secure only those sums which have been advanced by Lessor for the purchase of the PMSI Equipment, or the acquisition of rights therein, or the use thereof (the "PMSI INDEBTEDNESS"), and (ii) no other Equipment shall secure the PMSI Indebtedness.

       (c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or this Agreement, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or this Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or this Agreement shall exceed the maximum amount of interest permitted by applicable law, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither Lessee nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of the Lessor, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Schedule or this Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed, the Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

17.    EARLY TERMINATION:

       (a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than all) of the Equipment on such Schedule as of a rent payment date ("TERMINATION DATE"). Lessee must give Lessor at least ninety (90) days prior written notice of the termination.

       (b) Lessee shall, and Lessor may, solicit cash bids for the Equipment on an AS IS, WHERE IS BASIS without recourse to or warranty from Lessor, express or implied ("AS IS BASIS"). Prior to the Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the Termination Date) for the Equipment, and (B) all rent and other sums due and unpaid as of the Termination Date.

       (c) If all amounts due hereunder have been paid on the Termination Date, Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value. If such sale is not consummated, no termination shall occur and Lessor shall refund the Termination Value (less any expenses incurred by Lessor) to Lessee.

       (d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment. In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section 9) and (ii) pay to Lessor all amounts required under
Section 17(b) less the amount of the highest bid certified by Lessee to Lessor.

18.    EARLY PURCHASE OPTION:

       (a) Lessee may purchase on an AS IS BASIS all (but not less than all) of the Equipment on any Schedule on any Rent Payment Date after the First Termination Date specified in the applicable Schedule but prior to the last Rent Payment Date of such Schedule (the "EARLY PURCHASE DATE"), for a price equal to
(i) the Termination Value (calculated as of the Early Purchase Date) for the Equipment, and (ii) all rent and other sums due and unpaid as of the Early Purchase Date (the "EARLY OPTION PRICE"), plus all applicable sales taxes. Lessee must notify Lessor of its intent to purchase the Equipment in writing at least thirty (30) days, but not more than two hundred seventy (270) days, prior to the Early Purchase Date. If Lessee is in default or if the Schedule or this Agreement has already been terminated, Lessee may not purchase the Equipment. (The purchase option granted by this subsection shall be referred to herein as the "EARLY PURCHASE OPTION").

       (b) If Lessee exercises its Early Purchase Option, then on the Early Purchase Date, Lessee shall pay to Lessor any rent and other sums due and unpaid on the Early Purchase Date and Lessee shall pay the Early Option Price, plus all applicable sales taxes, to Lessor in cash.

19. END OF LEASE PURCHASE OPTION: Lessee may, at lease expiration, purchase all (but not less than all) of the Equipment on any Schedule on an AS IS BASIS for cash equal to the amount indicated on such Schedule (the "OPTION PAYMENT"), plus all applicable sales taxes. The Option Payment, plus all applicable sales taxes, shall be due and payable in immediately available funds on the expiration date of such Schedule. Lessee must notify Lessor of its intent to purchase the Equipment in writing at least one hundred eighty (180) days prior to the expiration date of the Schedule. If Lessee is in default, or if the Schedule or this Agreement has already been terminated, Lessee may not purchase the Equipment.

20.    MISCELLANEOUS:

       (a) LESSEE AND LESSOR UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

       (b) Any cancellation or termination by Lessor of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder shall not release Lessee from any then outstanding obligations to Lessor hereunder. All Equipment shall at all times remain personal property even though it may be attached to real property. The Equipment shall not become part of any other property by reason of any installation in, or attachment to, other real or personal property.

       (c) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right at any other time to demand strict compliance with this Agreement. Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have specified in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

       (d) If Lessee does not comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part. All reasonable amounts spent and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor. Lessee shall pay the additional rent within five days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.

       (e) Any rent or other amount not paid to Lessor when due shall bear interest, from the due date until paid, at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. Any provisions in this Agreement and any Schedule that are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

       (f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

       (g) Any cancellation or termination by Lessor, pursuant to the provisions of this Agreement, any Schedule, supplement or amendment hereto, of the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder.

       (h) To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked Original and all other counterparts shall be marked Duplicate.

       IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


LESSOR:                                 LESSEE

GENERAL ELECTRIC CAPITAL CORPORATION    VIROLOGIC, INC.

By:  /s/ JOHN EDEL                      By:  /s/ WILLIAM D. YOUNG
   ---------------------------------       -------------------------------------

Name:  JOHN EDEL                        Name:  WILLIAM D. YOUNG
     -------------------------------         -----------------------------------

Title:  SRM                             Title:  Chairman & CEO
      ------------------------------          ----------------------------------

                               EQUIPMENT SCHEDULE

                           (Quasi Lease - Fixed Rate)
                                SCHEDULE NO. 001
                            DATED THIS DEC 29, 2000
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF AUGUST 14, 2000

LESSOR & MAILING ADDRESS:                          LESSEE & MAILING ADDRESS:
-------------------------                          -------------------------
GENERAL ELECTRIC CAPITAL CORPORATION               VIROLOGIC, INC.
401 MERRITT 7 2ND FLOOR                            270 EAST GRAND AVENUE
NORWALK, CT 06856                                  SOUTH SAN FRANCISCO, CA 94080

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT", said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "EQUIPMENT").

NUMBER         CAPITALIZED
OF UNITS       LESSOR'S COST       MANUFACTURER   SERIAL NUMBERS    YEAR/MODEL AND TYPE OF EQUIPMENT
----------------------------------------------------------------------------------------------------
               $258,062 99         Quality Systems Installations, LTD Various Office Furniture


              SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF.

Equipment Location: 345 Oyster Point, South San Francisco, San Mateo County, CA 94080

B.     FINANCIAL TERMS

 1    Advance Rent (if any): $8,658.02                6.   Lessee Federal Tax ID No.: 943234475.
 2.   Capitalized Lessor's Cost: $258,062.99          7.   Last Delivery Date: 12/29/00.
 3.   Basic Term (No. of Months): 36 Months.          8.   Daily Lease Rate Factor: .11183.
 4.   Basic Term Lease Rate Factor: 3.355002.         9.   Interest Rate: 12.00% per annum.
 5.   Basic Term Commencement Date: 12/29/00.        10.   Option Payment: $ 101.00

11. First Termination Date. THIRTY-SIX (36) months after the Basic Term Commencement Date.

12. Interim Rent: For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, interest for the Interim Period. Interim Rent shall be due on N/A.

13. Basic Term Rent. Commencing on DEC 29, 2000 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

14. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.     PROPERTY TAX

              APPLICABLE TO EQUIPMENT LOCATED IN CALIFORNIA: Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing. Upon request of Lessor, Lessee shall promptly provide proof of filing and proof of payment to Lessor.

       Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.     ARTICLE 2A NOTICE

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS QUALITY SYSTEMS INSTALLATIONS, LTD (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.     STIPULATED LOSS AND TERMINATION VALUE TABLE*

       SEE EXHIBIT B ATTACHED HERETO AND MADE APART HEREOF.

       *The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.     PAYMENT AUTHORIZATION

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

COMPANY NAME                          ADDRESS                                                     AMOUNT
----------------------------------------------------------------------------------------------------------
Virologic, Inc.          270 East Grand Avenue, South San Francisco, CA 94080                  $215,704 79
Quality Systems
Installations, LTD       137 Utah Avenue, South San Francisco, CA 94080                        $ 42,358.20

       This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

PURSUANT TO THE PROVISIONS OF THE LEASE, AS IT RELATES TO THIS SCHEDULE, LESSEE HEREBY CERTIFIES AND WARRANTS THAT (i) ALL EQUIPMENT LISTED ABOVE IS IN GOOD CONDITION AND APPEARANCE, HAS BEEN DELIVERED AND INSTALLED (IF APPLICABLE) AS OF THE DATE STATED ABOVE AND IN WORKING ORDER; (ii) LESSEE HAS INSPECTED THE EQUIPMENT, AND ALL SUCH TESTING AS IT DEEMS NECESSARY HAS BEEN PERFORMED BY LESSEE, SUPPLIER OR THE MANUFACTURER; AND (iii) LESSEE ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE LEASE AND ALL ATTENDANT DOCUMENTS.

LESSEE DOES FURTHER CERTIFY THAT AS OF THE DATE HEREOF (i) LESSEE IS NOT IN DEFAULT UNDER THE LEASE; AND (ii) THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE PURSUANT TO OR UNDER THE LEASE ARE TRUE AND CORRECT ON THE DATE HEREOF.

       Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

       IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    VIROLOGIC, INC.

By:  /s/ JOHN EDEL                      By:  /s/ WILLIAM D. YOUNG
   ---------------------------------       -------------------------------------

Name:  John Edel                        Name:  William D. Young
     -------------------------------         -----------------------------------

Title:  SRM                             Title:  Chairman & CEO
      ------------------------------          ----------------------------------

                                VIROLOGIC, INC.


COMPANY NAME            VIROLOGIC, INC.
EQUIPMENT LOCATION:     345 OYSTER POINT
                        SOUTH SAN FRANCISCO, CA 94080

                  Equip                                                                         Unit         Ext.        Invoice
Item #  Supplier  Code          Description                                      T   Serial #   Price        Price        Total
------  --------  -----         -----------                                      -   --------   -----        -----       -------
 1        QSI     FURN   Herman Miller AO Stations                              101            1,820.00   183,820.00
                  FURN   Lateral Files                                           18              230.00     4,140.00
                  FURN   Main Task Chairs                                       100              225.00    22,500.00
                  FURN   34 Guest Chairs & 68 Lunch Chairs                      102               48.00     4,896.00
                  FURN   Conference Room Chairs                                  38              115.00     4,370.00
                  FURN   Large Conference Table                                   1            1,680.00     1,680.00
                  SOFT   6 Months of storage until building is ready (option)     1           18,400.00    18,400.00
                  SOFT   Tax 8.25%                                                1           18,256.99    18,256.99   $258,062.99


==================================================================================================================================
                                                                FUNDING TOTAL                                          $258,062.99




GENERAL ELECTRIC CAPITAL CORPORATION                 VIROLOGIC, INC.
(LESSOR)                                             (LESSEE)

/s/ JOHN EDEL                                        /s/ WILLIAM D. YOUNG
-------------------------                            -------------------------

                                   EXHIBIT B


                            G.E. CAPITAL CORPORATION

                              stipulated
               termination       loss
payment           value         value
number         % of cost       % of cost
-------        -----------    -----------
1              99.645         103.586
2              97.376         101.235
3              95.081          98.860
4              92.761          96.458

5              90.414          94.031
6              88.042          91.577
7              85.642          89.096
8              83.216          86.589
9              80.762          84.054
10             78.281          81.491
11             75.771          78.901
12             73.234          76.283
13             70.668          73.636
14             68.073          70.960
15             65.450          68.255
16             62.796          65.521

17             60.113          62.756
18             57.400          59.962
19             54.656          57.137
20             51.881          54.281
21             49.076          51.395
22             46.238          48.476
23             43.369          45.526
24             40.468          42.543
25             37.534          39.528
26             34.567          36.480
27             31.566          33.399
28             28.532          30.284

29             25.464          27.134
30             22.362          23.951
31             19.224          20.732
32             16.051          17.478
33             12.843          14.189
34              9.599          10.863
35              6.318           7.502
36              3.000           4.103


                               EQUIPMENT SCHEDULE

                           (Quasi Lease - Fixed Rate)

                                SCHEDULE NO. 002
                            DATED THIS DEC. 29, 2000
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF August 14, 2000

LESSOR & MAILING ADDRESS:                         LESSEE & MAILING ADDRESS:
-------------------------                         -------------------------
GENERAL ELECTRIC CAPITAL CORPORATION              VIROLOGIC, INC.
401 MERRITT 7 2ND FLOOR                           270 EAST GRAND AVENUE
NORWALK, CT 06856                                 SOUTH SAN FRANCISCO, CA 94080

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT", said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "EQUIPMENT")


NUMBER           CAPITALIZED
OF UNITS         LESSOR'S COST     MANUFACTURER SERIAL NUMBERS YEAR/MODEL AND TYPE OF EQUIPMENT
--------         -------------     ------------------------------------------------------------
                 $746,776.37

              SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF.

Equipment Location: 345 Oyster Point, South San Francisco, San Mateo County, CA 94080

B. FINANCIAL TERMS

1. Advance Rent (if any): $25,054.36                  6. Lessee Federal Tax ID No.: 943234475.
2. Capitalized Lessor's Cost: $746,776.37             7. Last Delivery Date: 12/29/00.
3. Basic Term (No. of Months): 36 Months.             8. Daily Lease Rate Factor: .11183.
4. Basic Term Lease Rate Factor: 3.355002             9. Interest Rate: 12.00% per annum.
5. Basic Term Commencement Date: 12/29/00.           10. Option Payment: $ 101.00

11. First Termination Date. THIRTY-SIX (36) months after the Basic Term Commencement Date.

12. Interim Rent: For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, interest for the Interim Period. Interim Rent shall be due on N/A.

13. Basic Term Rent. Commencing on DEC. 29, 2000 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

14. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.      PROPERTY TAX

        APPLICABLE TO EQUIPMENT LOCATED IN CALIFORNIA: Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing. Upon request of Lessor, Lessee shall promptly provide proof of filing and proof of payment to Lessor.

        Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.      ARTICLE 2A NOTICE

        IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE,
        (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS QUALITY SYSTEMS INSTALLATIONS, LTD (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN
        ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.      STIPULATED LOSS AND TERMINATION VALUE TABLE*

        SEE EXHIBIT D ATTACHED HERETO AND MADE APART HEREOF.

        *The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.      PAYMENT AUTHORIZATION

        You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

COMPANY NAME                            ADDRESS                                  AMOUNT
------------------------------------------------------------------------------------------
Virologic, Inc         270 East Grand Avenue, South San Francisco, CA 94080    $746,776.37

        This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

PURSUANT TO THE PROVISIONS OF THE LEASE, AS IT RELATES TO THIS SCHEDULE, LESSEE HEREBY CERTIFIES AND WARRANTS THAT (i) ALL EQUIPMENT LISTED ABOVE IS IN GOOD CONDITION AND APPEARANCE, HAS BEEN DELIVERED AND INSTALLED (IF APPLICABLE) AS OF THE DATE STATED ABOVE AND IN WORKING ORDER; (ii) LESSEE HAS INSPECTED THE EQUIPMENT, AND ALL SUCH TESTING AS IT DEEMS NECESSARY HAS BEEN PERFORMED BY LESSEE, SUPPLIER OR THE MANUFACTURER; AND (iii) LESSEE ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE LEASE AND ALL ATTENDANT DOCUMENTS.

LESSEE DOES FURTHER CERTIFY THAT AS OF THE DATE HEREOF (i) LESSEE IS NOT IN DEFAULT UNDER THE LEASE; AND (ii) THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE PURSUANT TO OR UNDER THE LEASE ARE TRUE AND CORRECT ON THE DATE HEREOF.

        Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                    LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION       VIROLOGIC, INC.

By: /s/ JOHN EDEL                          By: /s/ W. D. YOUNG
   ---------------------------------          ---------------------------------
Name: John Edel                            Name: W. D. Young
     -------------------------------            -------------------------------
Title: SRM                                 Title: CEO
      ------------------------------             ------------------------------

                                VIROLOGIC, INC.


                                   EXHIBIT A

COMPANY NAME                       VIROLOGIC INC.
EQUIPMENT                          345 OYSTER POINT
                                   SOUTH SAN FRANCISCO, CA 94080


                             EQUIP                                                                          UNIT           EXT.
ITEM #   SUPPLIER            CODE          DESCRIPTION                          QTY        SERIAL #        PRICE          PRICE
------   --------           ------         -----------                          ---        --------        -----          -----
  1   KNOX COMPANY           FURN      Document Storage Cabinet                 1                           325.00         325.00
                             SOFT      Shipping and Handling                    1                            10.00          10.00
                             SOFT      Tax 7.25%                                1                            23.56          23.56
---------------------------------------------------------------------------------------------------------------------------------
  2   TESTING ENGINEERS      SOFT      Sample/Tag Steel-OT Saturday             8                            88.00         704.00
                             SOFT      Visual Shop Inspection                   1                            68.00         272.00
                             SOFT      Show-up, job cancelled                   2                            68.00         136.00
                             SOFT      Visual Shop Inspection                   4                            68.00         272.00
                             SOFT      Show-up, job cancelled                   2                            68.00         136.00
---------------------------------------------------------------------------------------------------------------------------------
  3   QIAGEN INC.            FURN      Plate Rotor 2 X 96                       1                         1,577.00       1,577.00
                             SOFT      Tax 8.25%                                1                           130.10         130.10
---------------------------------------------------------------------------------------------------------------------------------
  4   MILIPORE CORPORATION   FURN      4 Bowl Super-Q + 115v 60HZ               1                         8,516.15       8,516.15
                             FURN      Carbon Cart 22 in 3/Pk.                  1                           334.05         354.05
                             FURN      22" Organex-Q Cartridge TP               1                           192.10         192.10
                             FURN      MU60 10K MW UF for Super-Q               1                            80.55          80.55
                             FURN      Durapore 0.2um 10" CD0 Viton O-ring      1                           334.05         354.05
                             FURN      Super Q UF Modification Kit              1                           324.70         324.70
                             FURN      10/12 PP Housing W Bracket               1                           237.15         237.15
                             FURN      PP+PL housing Fitting Kit                1                            86.70          86.70
                             FURN      Pressure Reg-PVC 1/2 NPT                 1                           477.70         477.70
                             FURN      Check Valve-PVC 1/2 NPT                  1                            95.20          95.20
                             FURN      SST Permeare Valve 1/4"                  1                           122.40         122.40
                             FURN      SOL Valve Coil 115V 60 HZ                1                            12.75          12.75
                             FURN      SO Lenoid Valve Connector                1                             5.95           5.95
                             FURN      Solenoid Valve Mounting Kit              1                             7.65           7.65
                             SOFT      Freight Charges                          1                           120.04         120.04
                             SOFT      Tax 8.31%                                1                         1,025.91       1,025.91
---------------------------------------------------------------------------------------------------------------------------------
  5   ISEC LABORATORIES SVCS SOFT      Storage first 2 weeks                    1                         2,000.00       2,000.00
                             SOFT      .45 Per Square foot per month            1                           810.00         810.00
                             SOFT      Unload manpower @ $58.00 per hour        1                         5,568.00       5,568.00
                             SOFT      Truck Rental                             1                         1,000.00       1,000.00
---------------------------------------------------------------------------------------------------------------------------------
  6   BECKMAN COULTER        FURN      R-Z1 Threshold Packed type Spit          2      AD31230,AD31235   12,697.50      25,395.00
                             FURN      Z pack Starter Kit Type STD              2                           433.00         866.00
                             SOFT      Delivery System/Integration              1                           395.00         395.00
                             SOFT      Tax 8.25%                                1                         2,199.12       2,199.12





                INVOICE             VENDER
ITEM #           TOTAL               TOTAL            PO #            INVOICE #         INV. DATE       CK. #           CK. AMT.
------         --------             ------            ---             ---------         ---------       -----           --------


  1             $358.56               $358.56          N/A               N/A             9/27/00        10976              358.56
              -------------------------------------------------------------------------------------------------------------------



  2           $1,520.00             $1,520.00          N/A           20005510-IN         8/18/00        11002            1,520.00
              -------------------------------------------------------------------------------------------------------------------

  3           $1,707.10             $1,707.10         57004          90473477            8/23/00        10880            3,449.93
              -------------------------------------------------------------------------------------------------------------------















  4           $13,581.25           $13,581.25         61474           2671726            9/14/00        11086           12,581.25
              -------------------------------------------------------------------------------------------------------------------


  5            $9,378.00            $9,378.00          N/A               N/A             9/20/00        10974            9,378.00
              -------------------------------------------------------------------------------------------------------------------


  6           $28,855.12           $28,855.12         60993          599139FL01A          9/1/00        10948           28,855.12


                                VIROLOGIC, INC.


COMPANY NAME     VIROLOGIC INC.
EQUIPMENT        345 OYSTER POINT
                 SOUTH SAN FRANCISCO, CA 94080

                              EQUIP                                                     UNIT          EXT.
ITEM #   SUPPLIER             CODE     DESCRIPTION                 QTY   SERIAL #       PRICE        PRICE
------   --------            ------    -----------                 ---   --------     ----------   ----------

  7    ACME SCALE CO.         FURN   3'X3' 1000# FLOOR SCALE        1    10973451HB     4,115.00     4,115.00
                              FURN   MT 3' MILD STEEL RAMP          1
                              FURN   MT PANTHER INDICATOR           1    51583845HB
                              SOFT   INSTALLATION CHARGE            1                     500.00       500.00
                              SOFT   FACTORY FRT-FG EACH            1                     135.28       135.28
                              SOFT   TAX 7.4%
-------------------------------------------------------------------------------------------------------------
  8    BELLCO GLASS, INC.     FURN   ROLL-IN INCUBATOR              1                   4,243/05     4,243.05
                            . FURN   FOLLER APPARATUS               1                   4,295.95     4,295.95
                              FURN   TEMP RECORDER                  1                     858.05       858.05
                              FURN   TEMPERATURE ALARM              1                     324.95       324.95
                              SOFT   SHIPPING CHARGES               1                   1,353.64     1,353.64
                              SOFT   TAX 8.25%                      1                     802.07       802.07
-------------------------------------------------------------------------------------------------------------
  9    FORMA SCIENTIFIC, INC  FURN   CONSOLE INCUBATOR SHAKER       1                   6,960.00     6,960.00
                              FURN   18 X 29.5 UNIV. PLATFORM       1                     542.40       542.40
                              FURN   FLASK CLIP STARTER KIT CI      1                     245.60       245.60
                              FURN   TAX 8.25%                      1                     639.21       639.21
-------------------------------------------------------------------------------------------------------------
 10    SAVANT INSTRUMENTS     FURN   RH2MP ROTOR F/SHALLOW WELL     1                     599.00       599.00
                              SOFT   FREIGHT                        1                       9.35         9.35
                              SOFT   TAX 8.25%                      1                      49.42        49.42
-------------------------------------------------------------------------------------------------------------
 11    SAVANT INSTRUMENTS     FURN   BASIC INTEGRATED SPDVAC        1                   7,039.00     7,039.00
                              FURN   CRYOCOOL, 1 LITER              1
                              SOFT   FREIGHT                        1                     322.67       322.67
                              SOFT   TAX 8.25%                      1                     580.72       580.72
-------------------------------------------------------------------------------------------------------------
 12    ISEC INCORPORATED      FURN   FISHER HAMILTON LABORATORY
                                       CASEWORK WITH FUME HOOD      1                 296,138.53   296,138.53
                              FURN   TRESPA COUNTER TOPS            1                  23,919.00    23,919.00
                              FURN   STAINLESS STEEL SINKS          1                   3,572.00     3,572.00
-------------------------------------------------------------------------------------------------------------
 13    OP CONTRACT            FURN   SERIES 2 FINISHED END 53H     43                      16.71       718.53
                              FURN   SERIES 2 BASE POWER ADAPTER
                                       KIT W/SIDE C                17                      63.00     1,071.00
                              FURN   SHELF, B STYLE 16H 36W 13D     2                      63.00       126.00
                              FURN   FLIPPER UNIT, B-STYLE,
                                       FABRIC LOCKING              10                     180.00     1,800.00
                              FURN   WALL START 80H                48                      17.14       822.72
                              FURN   DRAW ROD 34H BLACK            14                       6.43        90.02
-------------------------------------------------------------------------------------------------------------


XXX

ITEM  INVOICE       VENDOR                                   CK      CK
 #     TOTAL         TOTAL      PO #   INVOICE #  INV DATE    #      AMT
---- ----------    -----------  ----   ---------  --------  -----  --------

  7    $  5,100.93   $  5,100.93  6110   47653-IN    9/26/00
---------------------------------------------------------------------------
  8    $ 11,877.71   $ 11,877.71  61420  35240      8/24/00
---------------------------------------------------------------------------
  9    $  8,387.21   $  8,387.21  61433  2959410    9/21/00
---------------------------------------------------------------------------
 10    $    657.77                61473  3313       9/6/00
---------------------------------------------------------------------------
 11    $  7,942.39   $  8,600.16  61473  32766      8/25/00
---------------------------------------------------------------------------
 12    $323,629.53   $323,629.53  61155  1093235    8/17/00
---------------------------------------------------------------------------
 13      4,628.27      4,628.27   N/A   1JT06      9/27/00 11011  2,505.05
---------------------------------------------------------------------------

                                VIROLOGIC, INC.

COMPANY NAME            Virologic, Inc.
EQUIPMENT LOCATION:     345 Oyster Point
                        San Francisco, CA 94080

                                EQUIP                                                                          UNIT          EXT.
ITEM #         SUPPLIER         CODE                DESCRIPTION                          QTY    SERIAL #      PRICE         PRICE
------         --------         -----               -----------                          ---    --------      -----         -----
 14      AVAYA COMMUNICATION    FURN     DEFINITY G3SI PHONE SYSTEM                       1                 173,747.25    173,747.25
                                FURN     CENTRE VU COMPACT CALL CENTER FOR 12             1                  34,333.40     34,333.40
                                         AGENTS                                                                                 0.00
                                FURN     CASWIN CALL ACCOUNTING SYSTEM                    1                  13,624.00     13,624.00
                                FURN     COMMUNICATION SERVER PROLOGIX                    1                  46,200.73     46,200.73
                                SOFT     TAX 8.25%                                        1                  22,102.19     22,102.19

 15      ARROW SIGN COMPANY     FURN     INTERNALLY ILLUMINATE STAINLESS STEEL            1                   9,285.00      9,285.00
                                         LOGO

 16      FRANZ GROUP            FURN     CONFERENCE TABLE                                 1                   4,245.00      4,245.00
                                FURN     TABLES ROOM 103, 214                             2                   1,500.00      3,000.00
                                FURN     TABLE ROOM 104                                   1                   2,270.40      2,270.40
                                FURN     TABLE ROOM 201                                   1                   2,150.00      2,150.40
                                FURN     TABLE ROOM                                       1                   1,680.00      1,680.40
                                FURN     ASSEMBLY CHAIRS                                 200                     38.00      7,600.00
                                FURN     LUNCH TABLES                                     7                     292.00      2,044.00
                                FURN     LUNCH TABLES                                     5                     275.00      1,375.00
                                SOFT     SHIPPING                                         1                   3,485.50      3,485.50
                                SOFT     TAX 8.25%                                        1                   2,010.06      2,010.06

                                         TOTAL                                                              716,289.88    746,776.37

               INVOICE        VENDOR
ITEM #          TOTAL         TOTAL          PO #     INVOICE #     INV DATE     CK #       CK AMT
------         -------        ------         ----     ---------     --------     ----       ------
 14           290,007.57     290,007.57      61610       N/A           N/A       10803    135,838.00

 15             9,285.00       9,285.00      6111       69722        7/27/00     10468      4,642.50

 16            29,859.96      29,859.96      61615       N/A           N/A       10839     14,929.98

             $746,776.37    $746,776.37                                                    215,058.39

GENERAL ELECTRIC CAPITAL CORPORATION        VIROLOGIC, INC.
(LESSOR)                                    (LESSEE)

/s/ JOHN EDEL                               /s/ WILLIAM D. YOUNG
-----------------------------------         ------------------------------------

                                    ANNEX D
                                       TO
                                SCHEDULE NO. 002
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 14, 2000

                  STIPULATED LOSS AND TERMINATION VALUE TABLE*

                           G.E. CAPITAL CORPORATION
                                                         stipulated
                              termination                      loss
            payment                 value                     value
             number             % of cost                 % of cost

                  1                99.645                   103.586
                  2                97.376                   101.235
                  3                95.081                    98.860
                  4                92.761                    96.458

                  5                90.414                    94.031
                  6                88.042                    91.577
                  7                85.642                    89.096
                  8                83.216                    86.589
                  9                80.762                    84.054
                 10                78.281                    81.491
                 11                75.771                    78.901
                 12                73.234                    76.283
                 13                70.668                    73.636
                 14                68.073                    70.960
                 15                65.450                    68.255
                 16                62.796                    65.521

                 17                60.113                    62.756
                 18                57.400                    59.962
                 19                54.656                    57.137
                 20                51.881                    54.281
                 21                49.076                    51.395
                 22                46.238                    48.476
                 23                43.369                    45.526
                 24                40.468                    42.543
                 25                37.534                    39.528
                 26                34.567                    36.480
                 27                31.566                    33.399
                 28                28.532                    30.284

                 29                25.464                    27.134
                 30                22.362                    23.951
                 31                19.224                    20.732
                 32                16.051                    17.478
                 33                12.843                    14.189
                 34                 9.599                    10.863
                 35                 6.318                     7.502
                 36                 3.000                     4.103

Initials: /s/ JOHN EDEL                   /s/ WILLIAM D. YOUNG
          -------------------------       -------------------------
          Lessor                          Lessee

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

                               EQUIPMENT SCHEDULE

                           (Quasi Lease - Fixed Rate)
                                SCHEDULE NO. 003
                            DATED THIS DEC. 29, 2000
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 14, 2000

LESSOR & MAILING ADDRESS:                       LESSEE & MAILING ADDRESS:
-------------------------                       -------------------------
GENERAL ELECTRIC CAPITAL CORPORATION            VIROLOGIC, INC.
401 MERRITT 7 2ND FLOOR                         270 EAST GRAND AVENUE
NORWALK, CT 06856                               SOUTH SAN FRANCISCO, CA 94080

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT", said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "EQUIPMENT").

NUMBER     CAPITALIZED
OF UNITS   LESSOR'S COST   MANUFACTURER   SERIAL NUMBERS   YEAR/MODEL AND TYPE OF EQUIPMENT
-------------------------------------------------------------------------------------------
            $362,687.66

              SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF.

Equipment Location: 345 Oyster Point, South San Francisco, San Mateo County, CA 94080.

B.   FINANCIAL TERMS

      1.  Advance Rent (if any): $12,168.18

      2.  Capitalized Lessor's Cost: $362,687.66

      3.  Basic Term (No. of Months): 36 Months.

      4.  Basic Term Lease Rate Factor: 3.55002

      5.  Basic Term Commencement Date: DEC. 29, 2000.

      6.  Lessee Federal Tax ID No.: 943234475.

      7.  Last Delivery Date: DEC. 29, 2000.

      8.  Daily Lease Rate Factor: .11183.

      9.  Interest Rate: 12.00% per annum.

     10.  Option Payment: $101.00

     11. First Termination Date: THIRTY-SIX (36) months after the Basic Term Commencement Date.

     12. Interim Rent: For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, interest for the Interim Period. Interim Rent shall be due on N/A.

     13. Basic Term Rent. Commencing on DEC. 29, 2000 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

     14. Lessee agrees and acknowledged that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.   PROPERTY TAX

          APPLICABLE TO EQUIPMENT LOCATED IN CALIFORNIA: Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing. Upon request of Lessor, Lessee shall promptly provide proof of filing and proof of payment to Lessor.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

     IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS VARIOUS SUPPLIERS-SEE EXHIBIT A (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*

     SEE EXHIBIT D ATTACHED HERETO AND MADE A PART HEREOF.

     *The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

     COMPANY NAME                           ADDRESS                             AMOUNT
     --------------------------------------------------------------------------------------
     Virologic, Inc.     270 East Grand Avenue, South San Francisco, CA 94080   $362,687.66

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

PURSUANT TO THE PROVISIONS OF THE LEASE, AS IT RELATES TO THIS SCHEDULE, LESSEE HEREBY CERTIFIES AND WARRANTS THAT (i) ALL EQUIPMENT LISTED ABOVE IS IN GOOD CONDITION AND APPEARANCE, HAS BEEN DELIVERED AND INSTALLED (IF APPLICABLE) AS OF THE DATE STATED ABOVE AND IN WORKING ORDER; (ii) LESSEE HAS INSPECTED THE EQUIPMENT, AND ALL SUCH TESTING AS IT DEEMS NECESSARY HAS BEEN PERFORMED BY LESSEE, SUPPLIER OR THE MANUFACTURER; AND (iii) LESSEE ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE LEASE AND ALL ATTENDANT DOCUMENTS.

LESSEE DOES FURTHER CERTIFY THAT AS OF THE DATE HEREOF (i) LESSEE IS NOT IN DEFAULT UNDER THE LEASE; AND (ii) THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE PURSUANT TO OR UNDER THE LEASE ARE TRUE AND CORRECT ON THE DATE HEREOF.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    VIROLOGIC, INC.

By: JOHN EDEL                           By: W.D. YOUNG
    ----------------------                  ----------------------

Name: John Edel                         Name: W.D. Young
      --------------------                    --------------------

Title: SRM                              Title: CEO
       -------------------                     -------------------

COMPANY NAME              VIROLOGIC, INC.
EQUIPMENT LOCATION:       345 OYSTER POINT
                          SOUTH SAN FRANCISCO, CA 94080

                                VIROLOGIC, INC.
                                   EXHIBIT A

                                     Equip
Item            Supplier             Code    Description                           QTY       Serial #
----            --------             -----   -----------                           ---       --------
 1    TESTING ENGINEERS, INC.        SOFT    SHOW UP, JOB CANCELLED                 2
                                     SOFT    FIELD VISUAL STEEL, INSPECTION         4
                                     SOFT    FIELD VISUAL STEEL, INSPECTION         4
                                     SOFT    FIELD VISUAL STEEL, INSPECTION         4
                                     SOFT    CONCRETE INSPECTION                    4
                                     SOFT    COMP. TEST-CONCRETE #210843            4
                                     SOFT    SAMPLE PICKUP ZONE                     1
===========================================================================================================
 2    CALIFORNIA BUSINESS SYS.       FURN    MOBILE STORAGE SYS. FL PLAN VIR0994    1
                                     SOFT    INSTALLATION                           1
                                     SOFT    FREIGHT CHARGES                        1
                                     SOFT    TAX 8.25%                              1
===========================================================================================================
 3    FORMA SCIENTIFIC, INC.         FURN    BIO SAFE CAB TT 4DT. SLD               3       40447-01136,
                                                                                            40493-01147,
                                     FURN    1284SERIES ADJUSTSTAND                 3
                                     FURN    U/V LIGHT 30W BSC                     11
                                     FURN    EXH TRAN AT/TMBL                       3
                                     FURN    BIO SAFE CAB TT 6FT. SLD               8
                                     FURN    1286SERIES, ADJUSTSTAND CI             8
                                     SOFT    TAX 8.25%                              1
===========================================================================================================
 4    VWR SCIENTIFIC PRODUCTS        FURN    4 X 75 ML RTR ASSMBLY                  1
                                     SOFT    TAX 8.25%                              1
===========================================================================================================
 5    FORMA SCIENTIFIC, INC.         FURN    LAB FRZR 23UR                          3       96970-04681,
                                                                                            97304-04784,
                                     FURN    RECORDER KIT, FREEZERS                 3
                                     FURN    INV RACK, 17CFURFZ 2" 81D             30
                                     SOFT    TAX 8.25%                              1
===========================================================================================================
 6    FORMA SCIENTIFIC, INC.         FURN    CL BENCH CON. 6FTBOTIN SS              3       29881-00511,
                                                                                            29881-00512,
                                     FURN    DUPLEX ELEC OUTLET 1839                3
                                     FURN    U/V LIGHT 30W 1845                     3
                                     SOFT    TAX 8.25%                              1
===========================================================================================================
 7    VWR SCIENTIFIC PRODUCTS        FURN    OVEN, HORZ AIR FLO VWR220V 1680        1
                                     SOFT    TAX 8.25%                              1
===========================================================================================================
 8    FORMA SCIENTIFIC, INC.         FURN    REACH IN INC 29CF+60C                  4       97053-00204,
                                                                                            97053-00205
                                                                                            97053-00206
                                                                                            97053-00207
                                     FURN    CARBOY KIT, 3959 INC                   4
                                     SOFT    TAX 8.25%                              1
===========================================================================================================
 9    PELCO SALES & SERVICE          FURN    TRUE MODEL T-19F FREEZERS              5    2769940, 2769941,
                                                                                         2769945, 2769939,
                                                                                                   2769933
                                     FURN    TRUE MODEL TUC-27F FREEZER             1              2529355
                                     SOFT    TAX 8.25%                              1





        Unit          Ext.      Invoice      Vendor
Item    Price        Price       Total        Total     PO#   Invoice #    Inv Date   Ck#   Ck Amt
----    -----        -----      -------      -------    ---   ---------    --------   ---   ------
 1        68.00       136.00
          68.00       272.00
          68.00       272.00
          68.00       272.00
          68.00       272.00
          21.00        84.00
          50.00        50.00     1,358.00     1,358.00        2005572-9N    9/8/00
===================================================================================================
 2    17,380.00    17,380.00
       9,800.00     9,800.00
       1,800.00     1,800.00
       1,433.85     1,433.85    30,413.85    30,413.85
===================================================================================================
 3     4,236.00    12,708.00

         227.00       681.00
         145.00     1,595.00
         454.75     1,364.25
       5,088.00    40,704.00
         240.00     1,920.00
       4,865.21     4,865.21    63,837.46    63,837.46
===================================================================================================
 4     2,880.00     2,880.00
         237.60       237.60     3,117.60     3,117.60
===================================================================================================
 5     4,895.00    14,685.00

         829.60     2,488.80
         122.00     3,001.20
       1,664.44     1,664.44    21,839.44    21,839.44
===================================================================================================
 6     4,148.00    12,444.00

         149.00       447.00
         151.00       453.00
       1,100.88     1,100.88    14,444.88    14,444.88
===================================================================================================
 7     4,367.46     4,367.46
         360.31       360.31     4,727.77     4,727.77
===================================================================================================
 8     7,178.40    28,713.60



          65.40       370.60
       2,399.44     2,399.44    31,483.64    31,483.64
===================================================================================================
 9     1,427.00     7,135.00


       1,165.00     1,165.00
         684.75       684.75     8,984.75     8,984.75
===================================================================================================

                                                                               2
COMPANY NAME              VIROLOGIC, INC.
EQUIPMENT LOCATION:       345 OYSTER POINT
                          SOUTH SAN FRANCISCO, CA 94080

                                VIROLOGIC, INC.
                                   EXHIBIT A

                                      Equip
Item            Supplier              Code    Description                           QTY       Serial #
----            --------              -----   -----------                           ---       --------
10    BECKMAN COULTER                 FURN    MULTIMEK 96 PIPETTOR/200UL STD 120V    1
                                      FURN    MULTIMEK PRO SOFTWARE                  1
                                      FURN    MM TIP HW: TYPE2 TO P50/P200           1
                                      FURN    AUTOMATION CONTROLLER NT W/17" MO      1
                                      FURN    2-POSITION LABWARE DECK FOR STACKE     1
                                      SOFT    INSURANCE                              1
                                      SOFT    FREIGHT                                1
                                      SOFT    TAX                                    1
============================================================================================================
11    PELCO SALES & SERVICE           FURN    TRUE MODEL T-19 REFRIGERATOR           1           259855
                                      FURN    GE MODEL TBXJAB REF/FREEZER            1         MZ567962
                                      FURN    TRUE MODEL GDM-72 COOLER               1          2354095
                                      FURN    TAX 8.25%                              1
============================================================================================================
12    PELCO SALES & SERVICE           FURN    SCOTSMAN MODEL AFE325AS-IA ICE FLA     2        331857-02C,
                                                                                              331856-02C
                                      SOFT    DELIVERY & INSTALLATION                1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
13    PACKARD COMPANY                 FURN    PLATESTAK SINGLE DIVING BOARD 425099   1
                                      FURN    PLATESTAK SINGLE DIVING BOARD 425100   1
                                      FURN    MULTIMEK INTEGRATION KIT               1
                                      FURN    MULTIMEK 2-POS DECK PLATE              1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
13    TECHNICAL INSTRUMENT            FURN    TS100 MAIN BODY W/BINOC                1
                                      FURN    POWER CORD F/X                         1
                                      FURN    JC6V/30W BULB                          1
                                      FURN    C-10X WIDEFIELD EYEPIECE               2
                                      FURN    TI CELWD ELWD COND. NA                 1
                                      FURN    4X CFI ACHRO FLAT FIELD                1
                                      FURN    CFI ACRO FLATFIELD 20X                 1
                                      FURN    10X CFI ACHRO FLAT FIEL                1
                                      FURN    FILTER 45MM BLUE                       1
                                      SOFT    FREIGHT                                1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
14    QUALITY SYSTEMS INSTALLATIONS   SOFT    DESIGN LABOR, REGULAR TIME           130
                                              DESIGN LABOR, OVERTIME                 4
                                              DESIGN LABOR, DOUBLE TIME              3
                                              CREDIT FOR ORIGINAL DESIGN             1
                                      SOFT    MISC. USED PRODUCT                     1
                                              TAX 8.25%                              1
============================================================================================================
15    VWR SCIENTIFIC PRODUCTS         FURN    CART, UTIL, 400 LB CAP 17X28.2         1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
16    VWR SCIENTIFIC PRODUCTS         FURN    CART, LAB, GLASSWARE                   1
                                              CART, 3 SHELF, STNLS STEEL 21X35       1
                                              CART, LAB, PAN                         1
                                      SOFT    TAX 8.25%                              1
============================================================================================================




        Unit          Ext.      Invoice      Vendor
Item    Price        Price       Total        Total     PO#   Invoice #    Inv Date   Ck#   Ck Amt
----    -----        -----      -------      -------    ---   ---------    --------   ---   ------
10    45,850.00    45,850.00
       5,000.00     5,000.00
       1,100.00     1,100.00
       3,440.00     3,440.00
         800.00       800.00
         168.57       168.57
         437.00       437.00
       4,635.68     4,635.68    61,431.25    61,431.25
===================================================================================================
11     1,296.00     1,296.00
         750.00       750.00
       2,686.00     2,686.00
         390.39       390.39     5,122.39     5,122.39
===================================================================================================
12     2,800.00     5,600.00

         480.00       480.00
         501.60       501.60     6,581.60     6,581.60
===================================================================================================
13


      37,700.00    37,700.00
       3,110.25     3,110.25    40,810.25    40,810.25
===================================================================================================
13     2,650.00     2,650.00
          12.00        12.00
          17.00        17.00
          95.00       190.00
         169.00       169.00
         124.00       124.00
         219.00       219.00
         151.00       151.00
          46.00        46.00
          19.82        19.82
         295.19       295.19     3,893.01     3,893.01
===================================================================================================
14       125.00    16,250.00
         187.50       750.00
         250.00       750.00
      (3,000.00)   (3,000.00)
       6,265.00     6,265.00
       1,733.74     1,733.74    22,748.74    22,748.74
===================================================================================================
15       276.00       276.00
          22.77        22.77       298.77       298.77
===================================================================================================
16       463.25       463.25
         522.00       522.00
         435.60       435.60
         117.23       117.23     1,538.08     1,538.08
===================================================================================================


                                                                               3
COMPANY NAME              VIROLOGIC, INC.
EQUIPMENT LOCATION:       345 OYSTER POINT
                          SOUTH SAN FRANCISCO, CA 94080

                                VIROLOGIC, INC.
                                   EXHIBIT A

                                      Equip
Item            Supplier              Code    Description                            T        Serial #
----            --------              -----   -----------                            _        --------
17    VWR SCIENTIFIC PRODUCTS         FURN    DOLLY FOR 35742-101                    1
                                      SOFT    FREIGHT CHARGE                         1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
18    TORREY PINES SCIENTIFIC         FURN    DIGITAL HEAT/CHILL PLATE               3
                                      SOFT    FREIGHT                                1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
19    VWR SCIENTIFIC PRODUCTS         FURN    TRANSILLUM, DUAL, BNCHTP, VWR115V      1
                                      SOFT    FREIGHT                                1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
20    FORMA SCIENTIFIC, INC.          FURN    LAB INCUBATOR                          8
                                      SOFT    LIFT GATE DELIVERY CHARGE              1
                                      SOFT    TAX 8.25%                              1
============================================================================================================
21    FORMA SCIENTIFIC, INC.          FURN    2/2 SHELF KT 29 CF INC                54
                                              FREIGHT                                1
                                              TAX 8.25%                              1
============================================================================================================
22    AMERITALIA SALES                FURN    CARIMALI BETA AUTOMATIC SPRESSO MA     1
                                              CARIMALI EXPRESSO GRINDER              1
                                              EVERPURE WATER SOFTNER CARTRIDGE       1
                                              HEAVY DUTY DUMP BOX                    1
                                              40 OZ STAINLESS STEEL STEAM PITCHER    1
                                              32 OZ STAINLESS STEEL STEAM PITCHER    1
                                              TAX 8.25%                              1
============================================================================================================
23    VWR SCIENTIFIC PRODUCTS         FURN    CARBOY LOWBOY PP AUTODLAVE 15L         2
                                              TAX 8.25%                              1
============================================================================================================


        Unit          Ext.      Invoice      Vendor
Item    Price        Price       Total        Total     PO#   Invoice      Inv Date   Ck#   Ck Amt
----    -----        -----      -------      -------    ---   -------      --------   ---   ------
17       111.54       111.54
          10.89        10.89
           9.21         9.21       131.64       131.64
===================================================================================================
18       795.00     2,385.00
          17.26        17.26
         196.76       196.76     2,599.02     2,599.02
===================================================================================================
19       908.24       908.24
           7.46         7.46
          74.93        74.93       990.63       990.63
====================================================================================================
20     2,841.00    22,808.00
          90.00        90.00
       1,889.09     1,889.09    24,787.09    24,787.09
====================================================================================================
21       108.56     5,862.24
         608.70       608.70
         483.63       483.63     6,954.57     6,954.57
====================================================================================================
22     3,150.00     3,150.00
         580.00       580.00
         180.00       180.00
          46.00        46.00
          22.00        22.00
          18.00        18.00
         330.00       330.00     4,326.00     4,326.00
====================================================================================================
23       123.43       246.86
          20.37        20.37       267.23       267.23
====================================================================================================
      #########   362,687.66   362,687.66   362,687.66


GENERAL ELECTRIC CAPITAL CORPORATION             VIROLOGIC, INC.
(LESSOR)                                         (LESSEE)

/s/ JOHN EDEL                                    /s/ WILLIAM D. YOUNG
-------------------------                        -------------------------

                                    ANNEX D
                                       TO
                                SCHEDULE NO. 003
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF August 14, 2000

                  STIPULATED LOSS AND TERMINATION VALUE TABLE

                            G.E. CAPITAL CORPORATION


                              stipulated
               termination          loss
payment              value         value
 number          % of cost     % of cost
-------        -----------    ----------
1              99.645         103.586
2              97.376         101.235
3              95.081          98.860

4              92.761          96.458
5              90.414          94.031
6              88.042          91.577
7              85.642          89.096
8              83.216          86.589
9              80.762          84.054
10             78.281          81.491
11             75.771          78.901
12             73.234          76.283
13             70.668          73.636
14             68.073          70.960
15             65.450          68.255

16             62.796          65.521
17             60.113          62.756
18             57.400          59.962
19             54.656          57.137
20             51.881          54.281
21             49.076          51.395
22             46.238          48.476
23             43.369          45.526
24             40.468          42.543
25             37.534          39.528
26             34.567          36.480
27             31.566          33.399

28             28.532          30.284
29             25.464          27.134
30             22.362          23.951
31             19.224          20.732
32             16.051          17.478
33             12.843          14.189
34              9.599          10.863
35              6.318           7.502
36              3.000           4.103

Initials: /s/ JOHN EDEL              /s/ WILLIAM D. YOUNG
          ---------------------      ---------------------
          Lessor                     Lessee

* The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.